UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 28, 2019

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey	07424	(973) 890-7220
(Address of principal executive offices)	(Zip code)	(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2019, the Board of Directors of Cantel Medical Corp. (the “Company”) appointed Karen N. Prange (age 55) as a member of the Board of Directors (the “Board”) to fill an existing vacancy on the Board.

Ms. Prange was most recently Executive Vice President and Chief Executive Officer of Global Animal Health, Medical and Dental Surgical Group at Henry Schein, Inc. from 2016 to 2018. Prior to that, she has held senior executive positions with leading medical device companies, including Boston Scientific, as Senior Vice President and President of the Urology and Pelvic Health business unit from 2012 to 2016, and Johnson & Johnson, where she spent 17 years in several cardiovascular, neurovascular and neuroscience medical device businesses. She was also recently appointed to serve on the strategic advisory board of Nuvo Group, an emerging leader in maternal-fetal connected health. The Board determined that Ms. Prange is qualified to serve on the Board due to her significant track record in delivering sustained business results via strategic change and re-alignment, sales growth, market development, portfolio strategy and global product commercialization.

Ms. Prange will be eligible for annual awards of restricted stock units under the Company’s 2016 Equity Incentive Plan, as well as director’s fees, on the same terms as the Company’s other non-employee directors (as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 15, 2018), except that for the fiscal year ending July 31, 2020, she will receive a pro rata portion based on the number of months in which she serves as a director during such fiscal year.

There is no arrangement or understanding between Ms. Prange and any other person pursuant to which she was selected as a director. There are no transactions, relationships or agreements between Ms. Prange and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ George L. Fotiades
George L. Fotiades
President and Chief Executive Officer

October 28, 2019